                                                                  EXHIBIT (d)(2)

                      NON-QUALIFIED STOCK OPTION AGREEMENT

      AGREEMENT made as of the ____ day, __________, ____, between Fedders Corporation, a Delaware corporation having offices at 505 Martinsville Road, Liberty Corner, New Jersey, ("Grantor") and __________ ("Optionee").

                                   WITNESSETH:

      IN CONSIDERATION of the mutual covenants and promises contained in this Agreement, and for other good and valuable consideration, the Grantor, pursuant to order of its Board of Directors, hereby grants the Optionee a Non-Qualified Stock Option to purchase Class A Stock of the Grantor on the following terms and conditions:

      1. Option. Pursuant to its Stock Option Plan VIII, the Grantor hereby grants to the Optionee the option to purchase up to _______ shares of Class A Stock, par value $1.00 per share, of the Grantor to be issued upon the exercise hereof, fully paid and non-assessable, as follows:

      (a) Options granted may be exercised (i) after one year from the date hereof and the attainment by the Company at any time during the term hereof of consolidated net sales in excess of $500 million, calculated on a forward-looking twelve-month basis or (ii) during the period within ninety days of the date of expiration of the option.

      (b) This option shall expire on, and no shares may be purchased hereunder after, _________________.

      2. Purchase Price. The purchase price shall be $_______ per share, payable in cash or by check (subject to collection) to the Grantor, or in the alternative, payment may be made by delivery of previously owned Class A Stock or Common Stock of the Grantor, or any combination of the foregoing, valued at the closing price of such stock on the New York Stock Exchange on the date of exercise. The Grantor shall pay all original issue or transfer taxes on the exercise of this option and all other fees and expenses necessarily incurred by the Grantor in connection herewith.

      3. Exercise of Option. The Optionee shall notify the Grantor by registered mail addressed to its principal offices as to the number of shares which he or she desires to purchase under the option herein granted, which notice shall be accompanied by payment (by cash, check or stock of the Grantor as above provided) of the option price therefor as specified in paragraph "2" above. As soon as possible thereafter the Grantor shall, at its principal office, tender to Optionee certificates issued in the Optionee's name evidencing the shares purchased by the Optionee.

      4. Option Conditioned on Continued Employment.

      (a) The aforesaid option shall terminate and be void if the Optionee is not in the employ of the Grantor on the date on which such option is first exercisable.

      (b) The Optionee shall have the right to purchase the shares as to which the option shall become exercisable only while he or she is employed by the Grantor, except that if the Optionee's employment has been terminated for any reason other than death or disability, the option may be exercised to the extent that it is exercisable upon the effective date of such termination at any time within one month after the date of termination, but in no event after the expiration of the option herein contained, provided that if employment is terminated for cause the option shall immediately terminate.

      5. Divisibility and Non-Assignability of the Option.

      (a) The Optionee may exercise the option herein granted in whole or in part from time to time during the period of its effectiveness with respect to any whole number of shares included therein.

      (b) The Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the option herein granted or any interest therein, otherwise than by will or the laws of descent and distribution, and this option, or any part thereof, shall be exercisable during his lifetime only by the Optionee.

      (c) In the event of the Optionee's death while employed by the Grantor, his or her estate, or any person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the Optionee, shall have the right at any time within a period of twelve months after the Optionee's death, but in no event after the expiration of the last option herein contained, to exercise this option in whole or in part, notwithstanding that this option was granted within one year prior to the death of the Optionee or the date of such exercise, provided all other conditions of this option are met.

      (d) In the event of the Optionee's permanent and total disability while employed by the Grantor, the Optionee shall have the right at any time within a period of one year after cessation of Optionee's employment, but in no event after the expiration of the last option herein contained, to exercise this option in whole or in part, notwithstanding that this option was granted within one year prior to the date of disability or the date of such exercise, provided all other conditions of this option are met. For this purpose, the Optionee shall be considered permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Optionee shall not be considered permanently and totally disabled unless he or she furnishes proof of the existence thereof in such form and manner and at such times as a committee appointed by the Chairman of the Board of Grantor may require. The Optionee agrees that such committee's determination as to whether the Optionee is permanently and totally disabled shall be final and absolute, and not subject to question by the Optionee, a representative of the Optionee, or the Grantor.

      6. Stock as Investment. By accepting this option, the Optionee agrees for himself or herself, his or her heirs and legatees that unless the shares have been registered under the Securities Act of 1933, as amended, any and all shares purchased hereunder shall be acquired for investment and not for distribution, and upon the issuance of any or all of the shares subject to the option granted hereunder, the Optionee, or his or her heirs and legatees receiving such shares, shall deliver to the Grantor a representation in writing that such shares are being acquired in good faith for investment and not for distribution.

      7. Restriction on Issuance of Shares. The Grantor shall not be required to issue or deliver any certificate for shares of its capital stock purchased upon the exercise of this option:

      (a) prior to the admission of such shares to listing on any stock exchange on which the stock may at that time be listed and, in the event of the exercise of this option with respect to any shares of stock subject hereto, the Grantor shall make prompt application for such listing;

      (b) unless the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction; and

      (c) unless the shares with respect to which the option is being exercised have been registered under the Securities Act of 1933, as amended, or are exempt from registration.

      8. Adjustment of Shares.

      (a) If additional shares of Class A Stock, or Common Stock, if applicable, are issued by the Grantor pursuant to a stock split or stock dividend, the number of shares of Class A Stock then covered by this option shall be increased proportionately with no reduction in the total price of the shares then so covered. If the Grantor shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Grantor shall be sold or exchanged, the Optionee shall, at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of this option, the same number and kind of shares of stock or the same amount of property, cash or securities as he or she would have been entitled to receive upon the happening of any such corporate event as if he or she had been, immediately prior to such event, the holder of the number of shares covered by his or her option. No option adjustment shall be made for cash dividends or issuance to stockholders of the Grantor of rights to subscribe for additional Class A Stock or other securities.

      (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares.

      9. No Rights in Option Stock. Optionee shall have no rights as a stockholder in respect of shares as to which the option shall not have been exercised and payment made as herein provided and shall have no rights with respect to such shares not herein provided.

      10. No Contract of Employment. Optionee further represents, covenants and warrants that this Agreement does not constitute a contract of employment with the Grantor or any of its subsidiaries or affiliates, nor does it give the Optionee any right to be employed by the Grantor, and that unless Optionee has a written contract of employment signed by Grantor, Optionee's employment is terminable at will by Grantor, with or without cause.

      11. Binding Effect. Except as herein otherwise expressly provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives and assigns.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                                 By: _________________
                                                     Sal Giordano, Jr.
                                                     Chairman and CEO


__________________________________
Signature
Optionee:_________________________
Number of Shares: ________________

                        INCENTIVE STOCK OPTION AGREEMENT

      AGREEMENT made as of the ___day of __________, ____, between Fedders Corporation, a Delaware corporation having offices at 505 Martinsville Road, Liberty Corner, New Jersey, ("Grantor") and __________. ("Optionee").

                                   WITNESSETH:

      IN CONSIDERATION of the mutual covenants and promises contained in this Agreement, and for other good and valuable consideration, the Grantor, pursuant to order of its Board of Directors, hereby grants the Optionee an Incentive Stock Option to purchase Class A Stock of the Grantor on the following terms and conditions:

      1. Option. Pursuant to its Stock Option Plan VIII, the Grantor hereby grants to the Optionee the option to purchase up to ______ shares of Class A Stock, par value $1.00 per share, of the Grantor to be issued upon the exercise hereof, fully paid and non-assessable, as follows:

      (a) Options granted may be exercised (i) after one year from the date hereof and the attainment by the Company at any time during the term hereof of consolidated net sales in excess of $500 million, calculated on a forward-looking twelve-month basis or (ii) during the period within ninety days of the date of expiration of the option.

      (b) This option shall expire on, and no shares may be purchased hereunder after, _________, ____.

      2. Purchase Price. The purchase price shall be $______ per share, payable in cash or by check (subject to collection) to the Grantor, or in the alternative, payment may be made by delivery of previously owned Class A Stock or Common Stock of the Grantor, or any combination of the foregoing, valued at the closing price of such stock on the New York Stock Exchange on the date of exercise. The Grantor shall pay all original issue fees or transfer taxes on the exercise of this option and all other fees and expenses necessarily incurred by the Grantor in connection herewith.

      3. Exercise of Option. The Optionee shall notify the Grantor by registered mail addressed to its principal offices as to the number of shares which he or she desires to purchase under the option herein granted, which notice shall be accompanied by payment (by cash, check or stock of the Grantor as above provided) of the option price therefor as specified in paragraph "2" above. As soon as possible thereafter the Grantor shall, at its principal office, tender to Optionee certificates issued in the Optionee's name evidencing the shares purchased by the Optionee.

      4. Option Conditioned on Continued Employment.

      (a) The aforesaid option shall terminate and be void if the Optionee is not in the employ of the Grantor on the date on which such option is first exercisable.

      (b) The Optionee shall have the right to purchase the shares as to which the option shall become exercisable only while he or she is employed by the Grantor, except that if the Optionee's employment has been terminated for any reason other than death or disability, the option may be exercised to the extent that it is exercisable upon the effective date of such termination at any time within one month after the date of termination, but in no event after the expiration of the option herein contained, provided that if employment is terminated for cause the option shall immediately terminate.

      5. Divisibility and Non-Assignability of the Option.

      (a) The Optionee may exercise the option herein granted in whole or in part from time to time during the period of its effectiveness with respect to any whole number of shares included therein.

      (b) The Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the option herein granted or any interest therein, otherwise than by will or the laws of descent and distribution, and this option, or any part thereof, shall be exercisable during his or her lifetime only by the Optionee.

      (c) In the event of the Optionee's death while employed by the Grantor, his or her estate, or any person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the Optionee, shall have the right at any time within a period of twelve months after the Optionee's death, but in no event after the expiration of the last option herein contained, to exercise this option in whole or in part, notwithstanding that this option was granted within one year prior to the death of the Optionee or the date of such exercise, provided all other conditions of this option are met.

      (d) In the event of the Optionee's permanent and total disability while employed by the Grantor, the Optionee shall have the right at any time within a period of one year after cessation of Optionee's employment, but in no event after the expiration of the last option herein contained, to exercise this option in whole or in part, notwithstanding that this option was granted within one year prior to the date of disability or the date of such exercise, provided all other conditions of this option are met. For this purpose, the Optionee shall be considered permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Optionee shall not be considered permanently and totally disabled unless he or she furnishes proof of the existence thereof in such form and manner and at such times as a committee appointed by the Chairman of the Board of Grantor may require. The Optionee agrees that such committee's determination as to whether the Optionee is permanently and totally disabled shall be final and absolute, and not subject to question by the Optionee, a representative of the Optionee, or the Grantor.

      6. Stock as Investment. By accepting this option, the Optionee agrees for himself or herself, his or her heirs and legatees that unless the shares have been registered under the Securities Act of 1933, as amended, any and all shares purchased hereunder shall be acquired for investment and not for distribution, and upon the issuance of any or all of the shares subject to the option granted hereunder, the Optionee, or his or her heirs and legatees receiving such shares, shall deliver to the Grantor a representation in writing that such shares are being acquired in good faith for investment and not for distribution.

      7. Restriction on Issuance of Shares. The Grantor shall not be required to issue or deliver any certificate for shares of its capital stock purchased upon the exercise of this option:

      (a) prior to the admission of such shares to listing on any stock exchange on which the stock may at that time be listed and, in the event of the exercise of this option with respect to any shares of stock subject hereto, the Grantor shall make prompt application for such listing;

      (b) unless the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction; and

      (c) unless the shares with respect to which the option is being exercised have been registered under the Securities Act of 1933, as amended, or are exempt from registration.

      8. Adjustment of Shares.

      (a) If additional shares of Class A Stock are issued by the Grantor pursuant to a stock split or stock dividend, the number of shares of Class A Stock then covered by this option shall be increased proportionately with no reduction in the total price of the shares then so covered. If the Grantor shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Grantor shall be sold or exchanged, the Optionee shall, at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of this option, the same number and kind of shares of stock or the same amount of property, cash or securities as he or she would have been entitled to receive upon the happening of any such corporate event as if he or she had been, immediately prior to such event, the holder of the number of shares covered by his or her option. No option adjustment shall be made for cash dividends or issuance to stockholders of the Grantor of rights to subscribe for additional Class A Stock or other securities.

      (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares.

      9. No Rights in Option Stock. Optionee shall have no rights as a stockholder in respect of shares as to which the option shall not have been exercised and payment made as herein provided and shall have no rights with respect to such shares not herein provided.

      10. No Contract of Employment. Optionee further represents, covenants and warrants that this Agreement does not constitute a contract of employment with the Grantor or any of its subsidiaries or affiliates, nor does it give the Optionee any right to be employed by the Grantor, and that unless Optionee has a written contract of employment signed by Grantor, Optionee's employment is terminable at will by Grantor, with or without cause.

      11. Binding Effect. Except as herein otherwise expressly provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives and assigns.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        By: ____________________________________
                                            Sal Giordano, Jr.
                                            Chairman and Chief Executive Officer

__________________________________
Signature
Optionee:  _______________________
Number of shares:_________________

                      NON-QUALIFIED STOCK OPTION AGREEMENT

      AGREEMENT made as of the ____ day, __________, ____, between Fedders Corporation, a Delaware corporation having offices at 505 Martinsville Road, Liberty Corner, New Jersey, ("Grantor") and ______________ ("Optionee").

                                   WITNESSETH:

      IN CONSIDERATION of the mutual covenants and promises contained in this Agreement, and for other good and valuable consideration, the Grantor, pursuant to order of its Board of Directors, hereby grants the Optionee a Non-Qualified Stock Option to purchase Common Stock of the Grantor on the following terms and conditions:

      1. Option. Pursuant to its Stock Option Plan VIII, the Grantor hereby grants to the Optionee the option to purchase up to _______ shares of Common Stock, par value $.01 per share, of the Grantor to be issued upon the exercise hereof, fully paid and non-assessable, as follows:

      (a) Options granted may be exercised as follows: 25% of the shares shall be exercisable each year on the anniversary date of this Agreement.

      (b) This option shall expire on, and no shares may be purchased hereunder after, _________________.

      2. Purchase Price. The purchase price shall be $______ per share, payable in cash or by check (subject to collection) to the Grantor, or in the alternative, payment may be made by delivery of previously owned Common Stock of the Grantor, or any combination of the foregoing, valued at the closing price of such stock on the New York Stock Exchange on the date of exercise. The Grantor shall pay all original issue or transfer taxes on the exercise of this option and all other fees and expenses necessarily incurred by the Grantor in connection herewith.

      3. Exercise of Option. The Optionee shall notify the Grantor by registered mail addressed to its principal offices as to the number of shares which he or she desires to purchase under the option herein granted, which notice shall be accompanied by payment (by cash, check or stock of the Grantor as above provided) of the option price therefor as specified in paragraph "2" above. As soon as possible thereafter the Grantor shall, at its principal office, tender to Optionee certificates issued in the Optionee's name evidencing the shares purchased by the Optionee.

      4. Option Conditioned on Continued Employment.

      (a) The aforesaid option shall terminate and be void if the Optionee is not in the employ of the Grantor on the date on which such option is first exercisable.

      (b) The Optionee shall have the right to purchase the shares as to which the option shall become exercisable only while he or she is employed by the Grantor, except that if the Optionee's employment has been terminated for any reason other than death or disability, the option may be exercised to the extent that it is exercisable upon the effective date of such termination at any time within one month after the date of termination, but in no event after the expiration of the option herein contained, provided that if employment is terminated for cause the option shall immediately terminate.

      5. Divisibility and Non-Assignability of the Option.

      (a) The Optionee may exercise the option herein granted in whole or in part from time to time during the period of its effectiveness with respect to any whole number of shares included therein.

      (b) The Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the option herein granted or any interest therein, otherwise than by will or the laws of descent and distribution, and this option, or any part thereof, shall be exercisable during his lifetime only by the Optionee.

      (c) In the event of the Optionee's death while employed by the Grantor, his or her estate, or any person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the Optionee, shall have the right at any time within a period of twelve months after the Optionee's death, but in no event after the expiration of the last option herein contained, to exercise this option in whole or in part, notwithstanding that this option was granted within one year prior to the death of the Optionee or the date of such exercise, provided all other conditions of this option are met.

      (d) In the event of the Optionee's permanent and total disability while employed by the Grantor, the Optionee shall have the right at any time within a period of one year after cessation of Optionee's employment, but in no event after the expiration of the last option herein contained, to exercise this option in whole or in part, notwithstanding that this option was granted within one year prior to the date of disability or the date of such exercise, provided all other conditions of this option are met. For this purpose, the Optionee shall be considered permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Optionee shall not be considered permanently and totally disabled unless he or she furnishes proof of the existence thereof in such form and manner and at such times as a committee appointed by the Chairman of the Board of Grantor may require. The Optionee agrees that such committee's determination as to whether the Optionee is permanently and totally disabled shall be final and absolute, and not subject to question by the Optionee, a representative of the Optionee, or the Grantor.

      6. Stock as Investment. By accepting this option, the Optionee agrees for himself or herself, his or her heirs and legatees that unless the shares have been registered under the Securities Act of 1933, as amended, any and all shares purchased hereunder shall be acquired for investment and not for distribution, and upon the issuance of any or all of the shares subject to the option granted hereunder, the Optionee, or his or her heirs and legatees receiving such shares, shall deliver to the Grantor a representation in writing that such shares are being acquired in good faith for investment and not for distribution.

      7. Restriction on Issuance of Shares. The Grantor shall not be required to issue or deliver any certificate for shares of its capital stock purchased upon the exercise of this option:

      (a) prior to the admission of such shares to listing on any stock exchange on which the stock may at that time be listed and, in the event of the exercise of this option with respect to any shares of stock subject hereto, the Grantor shall make prompt application for such listing;

      (b) unless the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction; and

      (c) unless the shares with respect to which the option is being exercised have been registered under the Securities Act of 1933, as amended, or are exempt from registration.

      8. Adjustment of Shares.

      (a) If additional shares of CLASS A STOCK, or Common Stock, if applicable, are issued by the Grantor pursuant to a stock split or stock dividend, the number of shares of CLASS A STOCK then covered by this option shall be increased proportionately with no reduction in the total price of the shares then so covered. If the Grantor shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Grantor shall be sold or exchanged, the Optionee shall, at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of this option, the same number and kind of shares of stock or the same amount of property, cash or securities as he or she would have been entitled to receive upon the happening of any such corporate event as if he or she had been, immediately prior to such event, the holder of the number of shares covered by his or her option. No option adjustment shall be made for cash dividends or issuance to stockholders of the Grantor of rights to subscribe for additional CLASS A STOCK or other securities.

      (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares.

      9. No Rights in Option Stock. Optionee shall have no rights as a stockholder in respect of shares as to which the option shall not have been exercised and payment made as herein provided and shall have no rights with respect to such shares not herein provided.

      10. No Contract of Employment. Optionee further represents, covenants and warrants that this Agreement does not constitute a contract of employment with the Grantor or any of its subsidiaries or affiliates, nor does it give the Optionee any right to be employed by the Grantor, and that unless Optionee has a written contract of employment signed by Grantor, Optionee's employment is terminable at will by Grantor, with or without cause..

      11. Binding Effect. Except as herein otherwise expressly provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives and assigns.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        By: ____________________________________
                                            Sal Giordano, Jr.
                                            Chairman and Chief Executive Officer

__________________________________
Signature
Optionee:_________________________
Number of Shares:  _______________

                        INCENTIVE STOCK OPTION AGREEMENT

      AGREEMENT made as of the _____ day of _________, ____, between Fedders Corporation, a Delaware corporation having offices at 505 Martinsville Road, Liberty Corner, New Jersey, ("Grantor") and _____________ ("Optionee").

                                   WITNESSETH:

      IN CONSIDERATION of the mutual covenants and promises contained in this Agreement, and for other good and valuable consideration, the Grantor, pursuant to order of its Board of Directors, hereby grants the Optionee an Incentive Stock Option to purchase Common Stock of the Grantor on the following terms and conditions:

      1. Option. Pursuant to its Stock Option Plan VIII, the Grantor hereby grants to the Optionee the option to purchase up to ________ shares of Common Stock, par value $.01 per share, of the Grantor to be issued upon the exercise hereof, fully paid and non-assessable, as follows:

      (a) Options granted may be exercised as follows: 25% of the shares shall be exercisable each year on the anniversary date of this Agreement.

      (b) This option shall expire on, and no shares may be purchased hereunder after, ___________, ____.

      2. Purchase Price. The purchase price shall be $_____ per share, payable in cash or by check (subject to collection) to the Grantor, or in the alternative, payment may be made by delivery of previously owned Common Stock of the Grantor, or any combination of the foregoing, valued at the closing price of such stock on the New York Stock Exchange on the date of exercise. The Grantor shall pay all original issue fees or transfer taxes on the exercise of this option and all other fees and expenses necessarily incurred by the Grantor in connection herewith.

      3. Exercise of Option. The Optionee shall notify the Grantor by registered mail addressed to its principal offices as to the number of shares which he or she desires to purchase under the option herein granted, which notice shall be accompanied by payment (by cash, check or stock of the Grantor as above provided) of the option price therefor as specified in paragraph "2" above. As soon as possible thereafter the Grantor shall, at its principal office, tender to Optionee certificates issued in the Optionee's name evidencing the shares purchased by the Optionee.

      4. Option Conditioned on Continued Employment.

      (a) The aforesaid option shall terminate and be void if the Optionee is not in the employ of the Grantor on the date on which such option is first exercisable.

      (b) The Optionee shall have the right to purchase the shares as to which the option shall become exercisable only while he or she is employed by the Grantor, except that if the Optionee's employment has been terminated for any reason other than death or disability, the option may be exercised to the extent that it is exercisable upon the effective date of such termination at any time within one month after the date of termination, but in no event after the expiration of the option herein contained, provided that if employment is terminated for cause the option shall immediately terminate.

      5. Divisibility and Non-Assignability of the Option.

      (a) The Optionee may exercise the option herein granted in whole or in part from time to time during the period of its effectiveness with respect to any whole number of shares included therein.

      (b) The Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the option herein granted or any interest therein, otherwise than by will or the laws of descent and distribution, and this option, or any part thereof, shall be exercisable during his or her lifetime only by the Optionee.

      (c) In the event of the Optionee's death while employed by the Grantor, his or her estate, or any person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the Optionee, shall have the right at any time within a period of twelve months after the Optionee's death, but in no event after the expiration of the last option herein contained, to exercise this option in whole or in part, notwithstanding that this option was granted within one year prior to the death of the Optionee or the date of such exercise, provided all other conditions of this option are met.

      (d) In the event of the Optionee's permanent and total disability while employed by the Grantor, the Optionee shall have the right at any time within a period of one year after cessation of Optionee's employment, but in no event after the expiration of the last option herein contained, to exercise this option in whole or in part, notwithstanding that this option was granted within one year prior to the date of disability or the date of such exercise, provided all other conditions of this option are met. For this purpose, the Optionee shall be considered permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Optionee shall not be considered permanently and totally disabled unless he or she furnishes proof of the existence thereof in such form and manner and at such times as a committee appointed by the Chairman of the Board of Grantor may require. The Optionee agrees that such committee's determination as to whether the Optionee is permanently and totally disabled shall be final and absolute, and not subject to question by the Optionee, a representative of the Optionee, or the Grantor.

      6. Stock as Investment. By accepting this option, the Optionee agrees for himself or herself, his or her heirs and legatees that unless the shares have been registered under the Securities Act of 1933, as amended, any and all shares purchased hereunder shall be acquired for investment and not for distribution, and upon the issuance of any or all of the shares subject to the option granted hereunder, the Optionee, or his or her heirs and legatees receiving such shares, shall deliver to the Grantor a representation in writing that such shares are being acquired in good faith for investment and not for distribution.

      7. Restriction on Issuance of Shares. The Grantor shall not be required to issue or deliver any certificate for shares of its capital stock purchased upon the exercise of this option:

      (a) prior to the admission of such shares to listing on any stock exchange on which the stock may at that time be listed and, in the event of the exercise of this option with respect to any shares of stock subject hereto, the Grantor shall make prompt application for such listing;

      (b) unless the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction; and

      (c) unless the shares with respect to which the option is being exercised have been registered under the Securities Act of 1933, as amended, or are exempt from registration.

      8. Adjustment of Shares.

      (a) If additional shares of CLASS A STOCK are issued by the Grantor pursuant to a stock split or stock dividend, the number of shares of CLASS A STOCK then covered by this option shall be increased proportionately with no reduction in the total price of the shares then so covered. If the Grantor shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Grantor shall be sold or exchanged, the Optionee shall, at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of this option, the same number and kind of shares of stock or the same amount of property, cash or securities as he or she would have been entitled to receive upon the happening of any such corporate event as if he or she had been, immediately prior to such event, the holder of the number of shares covered by his or her option. No option adjustment shall be made for cash dividends or issuance to stockholders of the Grantor of rights to subscribe for additional CLASS A STOCK or other securities.

      (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares.

      9. No Rights in Option Stock. Optionee shall have no rights as a stockholder in respect of shares as to which the option shall not have been exercised and payment made as herein provided and shall have no rights with respect to such shares not herein provided.

      10. No Contract of Employment. Optionee further represents, covenants and warrants that this Agreement does not constitute a contract of employment with the Grantor or any of its subsidiaries or affiliates, nor does it give the Optionee any right to be employed by the Grantor, and that unless Optionee has a written contract of employment signed by Grantor, Optionee's employment is terminable at will by Grantor, with or without cause.

      11. Binding Effect. Except as herein otherwise expressly provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives and assigns.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                       By: ____________________________________
                                           Sal Giordano, Jr.
                                           Chairman  and Chief Executive Officer

__________________________________
Signature
Optionee:_________________________
Number of shares:  _______________

                      NON-QUALIFIED STOCK OPTION AGREEMENT

      AGREEMENT made as of the _____ day of ___________, 19___, between Fedders Corporation, a Delaware corporation having offices at 505 Martinsville Road, Liberty Corner, New Jersey, ("Grantor") and _______________ ("Optionee").

                                   WITNESSETH:

      WHEREAS, Grantor is desirous of inducing Optionee to remain an employee of the Grantor,

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, and for other good and valuable consideration, the Grantor, pursuant to order of its Board of Directors, hereby grants the Optionee a Non-Qualified Stock Option to purchase Class A stock of the Grantor on the following terms and conditions:

      1. Option. Pursuant to its Stock Option Plan VIII, the Grantor hereby grants to the Optionee the option to purchase up to __________ shares of Class A Stock, par value $1.00 per share, of the Grantor to be issued upon the exercise hereof, fully paid and non-assessable, as follows:

      (a) Any or all shares may be purchased at any time after one year from the date hereof.

      (b) This option shall expire on, and no shares may be purchased hereunder after, _______________.

      2. Purchase Price. The purchase price shall be $________ per share, payable in cash or by check (subject to collection) to the Grantor, or in the alternative, payment may be made by delivery of previously owned Class A stock or Common stock of the Grantor, or any combination of the foregoing, valued at the closing price of such stock on the New York Stock Exchange on the date of exercise. The Grantor shall pay all original issue or transfer taxes on the exercise of this option and all other fees and expenses necessarily incurred by the Grantor in connection herewith.

      3. Exercise of Option. The Optionee shall notify the Grantor by registered mail addressed to its principal offices as to the number of shares which he desires to purchase under the option herein granted, which notice shall be accompanied by payment (by cash, check or stock of the Grantor as above provided) of the option price therefor as specified in paragraph "2" above. As soon as possible thereafter the Grantor shall, at its principal office, tender to Optionee certificates issued in the Optionee's name evidencing the shares purchased by the Optionee.

      4. Option Conditioned on Status as Director.

      (a) The aforesaid option shall terminate and be void if the Optionee is not a employee of the Grantor on the date on which such option is first exercisable.

      (b) The Optionee shall have the right to purchase the shares as to which the option shall become exercisable only while he is an employee of the Grantor, except that if the Optionee's employment has been terminated for any reason other than death or disability, the option may be exercised to the extent that it is exercisable upon the effective date of such termination at any time within one month after the date of termination, but in no event after the expiration of the option herein contained, provided that if the employment is terminated for cause the option shall immediately terminate.

      5. Divisibility and Non-Assignability of the Option.

      (a) The Optionee may exercise the option herein granted in whole or in part from time to time during the period of its effectiveness with respect to any whole number of shares included therein.

      (b) The Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the option herein granted or any interest therein, otherwise than by will or the laws of descent and distribution, and this option, or any part thereof, shall be exercisable during his lifetime only by the Optionee.

      (c) In the event of the Optionee's death while a employee of the Grantor, his estate, or any person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the Optionee, shall have the right at any time within a period of twelve months after the Optionee's death, but in no event after the expiration of the last option herein contained, to exercise this option in whole or in part, notwithstanding that this option was granted within one year prior to the death of the Optionee or the date of such exercise, provided all other conditions of this option are met.

      (d) In the event of the Optionee's permanent and total disability while an employee of the Grantor, the Optionee shall have the right at any time within a period of one year after cessation of Optionee's employment, but in no event after the expiration of the last option herein contained, to exercise this option in whole or in part, notwithstanding that this option was granted within one year prior to the date of disability or the date of such exercise, provided all other conditions of this option are met. For this purpose, the Optionee shall be considered permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Optionee shall not be considered permanently and totally disabled unless he furnishes proof of the existence thereof in such form and manner and at such times as a committee appointed by the Chairman of the Board of Grantor may require. The Optionee agrees that such committee's determination as to whether the Optionee is permanently and totally disabled shall be final and absolute, and not subject to question by the Optionee, a representative of the Optionee, or the Grantor.

      6. Stock as Investment. By accepting this option, the Optionee agrees for himself, his heirs and legatees that unless the shares have been registered under the Securities Act of 1933, as amended, any and all shares purchased hereunder shall be acquired for investment and not for distribution, and upon the issuance of any or all of the shares subject to the option granted hereunder, the Optionee, or his heirs and legatees receiving such shares, shall deliver to the Grantor a representation in writing that such shares are being acquired in good faith for investment and not for distribution.

      7. Restriction on Issuance of Shares. The Grantor shall not be required to issue or deliver any certificate for shares of its capital stock purchased upon the exercise of this option:

      (a) prior to the admission of such shares to listing on any stock exchange on which the stock may at that time be listed and, in the event of the exercise of this option with respect to any shares of stock subject hereto, the Grantor shall make prompt application for such listing;

      (b) unless the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction; or

      (c) unless the shares with respect to which the option is being exercised have been registered under the Securities Act of 1933, as amended, or are exempt from registration.

      8. Adjustment of Shares.

      (a) If additional shares of Class A stock, or Common stock, if applicable, are issued by the Grantor pursuant to a stock split or stock dividend, the number of shares of Class A stock then covered by this option shall be increased proportionately with no reduction in the total price of the shares then so covered. If the Grantor shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Grantor shall be sold or exchanged, the Optionee shall, at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of this option, the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his option. No option adjustment shall be made for cash dividends or issuance to stockholders of the Grantor of rights to subscribe for additional Class A stock or other securities.

      (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares.

      9. No Rights in Option Stock. Optionee shall have no rights as a stockholder in respect of shares as to which the option shall not have been exercised and payment made as herein provided and shall have no rights with respect to such shares not herein provided.

      10. No Contract of Employment. Optionee further represents, covenants and warrants that this Agreement does not constitute a contract to continue Optionee's employment with the Grantor. The Optionee hereby acknowledging that his employment with the Grantor is "at will."

      11. Binding Effect. Except as herein otherwise expressly provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives and assigns.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        By: ____________________________________
                                            Sal Giordano, Jr.
                                            Chairman and Chief Executive Officer

__________________________________
Signature
Optionee:_________________________
Number of Shares: ________________

                        INCENTIVE STOCK OPTION AGREEMENT

      AGREEMENT made as of the ______ day of __________, ____, between Fedders Corporation, a Delaware corporation having offices at 505 Martinsville Road, Liberty Corner, New Jersey, ("Grantor") and _________________ ("Optionee").

                                   WITNESSETH:

      IN CONSIDERATION of the mutual covenants and promises contained in this Agreement, and for other good and valuable consideration, the Grantor, pursuant to order of its Board of Directors, hereby grants the Optionee an Incentive Stock Option to purchase Class A Stock of the Grantor on the following terms and conditions:

      1. Option. Pursuant to its Stock Option Plan VIII, the Grantor hereby grants to the Optionee the option to purchase up to ______ shares of Class A Stock, par value $1.00 per share, of the Grantor to be issued upon the exercise hereof, fully paid and non-assessable, as follows:

      (a)   Any or all shares may be purchased at any time from the date hereof.

      (b) This option shall expire on, and no shares may be purchased hereunder after, _____________, ____.

      2. Purchase Price. The purchase price shall be $_______ per share, payable in cash or by check (subject to collection) to the Grantor, or in the alternative, payment may be made by delivery of previously owned Class A Stock or Common Stock of the Grantor, or any combination of the foregoing valued at the closing price of such stock on The New York Stock Exchange on the date of exercise. The Grantor shall pay all original issue fees or transfer taxes on the exercise of this option and all other fees and expenses necessarily incurred by the Grantor in connection herewith.

      3. Exercise of Option. The Optionee shall notify the Grantor by registered mail addressed to its principal offices as to the number of shares which he or she desires to purchase under the option herein granted, which notice shall be accompanied by payment (by cash, check or stock of the Grantor as above provided) of the option price therefor as specified in paragraph "2" above. As soon as possible thereafter the Grantor shall, at its principal office, tender to Optionee certificates issued in the Optionee's name evidencing the shares purchased by the Optionee.

      4. Option Conditioned on Continued Employment.

      (a) The aforesaid option shall terminate and be void if the Optionee is not in the employ of the Grantor on the date on which such option is first exercisable.

      (b) The Optionee shall have the right to purchase the shares as to which the option shall become exercisable only while he or she is employed by the Grantor, except if the Optionee's employment has been terminated for any reason other than death or disability, the option may be exercised to the extent that it is exercisable upon the effective date of such termination at any time within one month after the date of termination, but in no event after the expiration of the option herein contained, provided that if employment is terminated for cause the option shall immediately terminate.

      5. Divisibility and Non-Assignability of the Option.

      (a) The Optionee may exercise the option herein granted in whole or in part from time to time during the period of its effectiveness with respect to any whole number of shares included therein.

      (b) The Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the option herein granted or any interest therein, otherwise than by will or the laws of descent and distribution, and this option, or any part thereof, shall be exercisable during his or her lifetime only by the Optionee.

      (c) In the event of the Optionee's death while employed by the Grantor his or her estate, or any person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the Optionee, shall have the right at any time within a period of twelve months after the Optionee's death, but in no event after the expiration of the last option herein contained to exercise this option in whole or in part, notwithstanding that this option was granted within one year prior to the death of the Optionee or the date of such exercise, provided all other conditions of this option are met.

      (d) In the event of the Optionee's permanent and total disability while employed by the Grantor, the Optionee shall have the right at any time within a period of one year after cessation of Optionee's employment, but in no event after the expiration of the last option herein contained to exercise this option in whole or in part, notwithstanding that this option was granted within one year prior to the date of disability or the date of such exercise, provided all other conditions of this option are met. For this purpose, the Optionee shall be considered permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Optionee shall not be considered permanently and totally disabled unless he or she furnishes proof of the existence thereof in such form and manner and at such times as a committee appointed by the Chairman of the Board of Grantor may require. The Optionee agrees that such committee's determination as to whether the Optionee is permanently and totally disabled shall be final and absolute, and not subject to question by the Optionee, a representative of the Optionee, or the Grantor.

      6. Stock as Investment. By accepting this option, the Optionee agrees for himself or herself, his or her heirs and legatees that unless the shares have been registered under the Securities Act of 1933, as amended, any and all shares purchased hereunder shall be acquired for investment and not for distribution, and upon the issuance of any or all of the shares subject to the option granted hereunder, the Optionee, or his or her heirs and legatees receiving such shares, shall deliver to the Grantor a representation in writing that such shares are being acquired in good faith for investment and not for distribution.

      7. Restriction on Issuance of Shares. The Grantor shall not be required to issue or deliver any certificate for shares of its capital stock purchased upon the exercise of this option:

      (a) prior to the admission of such shares to listing on any stock exchange on which the stock may at that time be listed and, in the event of the exercise of this option with respect to any shares of stock subject hereto, the Grantor shall make prompt application for such listing;

      (b) unless the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction; and

      (c) unless the shares with respect to which the option is being exercised have been registered under the Securities Act of 1933, as amended, or are exempt from registration.

      8. Adjustment of Shares.

      (a) If additional shares of Class A Stock are issued by the Grantor pursuant to a stock split or stock dividend, the number of shares of Class A Stock then covered by this option shall be increased proportionately with no reduction in the total price of the shares then so covered. If the Grantor shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Grantor shall be sold or exchanged, the Optionee shall, at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of this option, the same number and kind of shares of stock or the same amount of property, cash or securities as he or she would have been entitled to receive upon the happening of any such corporate event as if he or she had been, immediately prior to such event, the holder of the number of shares covered by his or her option. No option adjustment shall be made for cash dividends or issuance to stockholders of the Grantor of rights to subscribe for additional Class A stock or other securities.

      (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares.

      9. No Rights in Option Stock. Optionee shall have no rights as a stockholder in respect of shares as to which the option shall not have been exercised and payment made as herein provided and shall have no rights with respect to such shares not herein provided.

      10. No Contract of Employment. Optionee further represents, covenants and warrants that this Agreement does not constitute a contract of employment with the Grantor or any of its subsidiaries or affiliates, nor does it give the Optionee any right to be employed by the Grantor, and that unless Optionee has a written contract of employment signed by Grantor, Optionee's employment is terminable at will by Grantor, with or without cause.

      11. Binding Effect. Except as herein otherwise expressly provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives and assigns.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        By: ____________________________________
                                            Sal Giordano, Jr.
                                            Chairman and Chief Executive Officer

____________________________
Signature
Optionee: __________________
Number of shares: __________